Exhibit 10.2

                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 19th day of January, 2000, by and among TROPICAL SPORSTWEAR INT'L CORPORATION, a Florida corporation ("Tropical"), TROPICAL SPORTSWEAR COMPANY, INC., a Delaware corporation ("TSCI"), SAVANE INTERNATIONAL CORP., a Texas corporation (formerly known as Farah Incorporated) ("Savane"), and APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel") (Tropical, TSCI, Savane and Apparel collectively referred to hereinafter as "Borrowers" and individually as a "Borrower") each with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided in the Loan Agreement (as defined below); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.


Recitals:


         Borrowers,  Agent  and  Lenders,  are  parties  to a  certain  Loan and
Security Agreement dated June 10, 1998, as amended by that certain First Amendment to Loan and Security Agreement dated July 9, 1998, that certain Second Amendment to Loan and Security Agreement dated August 27, 1998, that certain Third Amendment to Loan and Security Agreement dated December 31, 1998, that certain Fourth Amendment to Loan and Security Agreement dated May 21, 1999, that certain Fifth Amendment to Loan and Security Agreement dated July 16, 1999, that certain Sixth Amendment to Loan and Security Agreement dated October 28, 1999, and that certain Seventh Amendment to Loan and Security Agreement dated November 12, 1999 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and letter of credit accommodations to Borrowers.

         Borrowers have requested that Agent and Lenders amend the terms of the Loan Agreement to modify the Tangible Net Worth covenant and Funded Debt to EBITDA covenant. Agent and Lenders are willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.                Definitions.   All capitalized  terms  used  in  this
Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.


         2.                Amendment to Loan Agreement.   The  Loan Agreement is
hereby amended as follows:

                  (a) By deleting Section 10.3.1 of the Loan Agreement and by substituting the following new Section 10.3.1 in lieu thereof:

                                    10.3.1.  Consolidated  Tangible  Net  Worth.
                  Maintain, as of the end of each Fiscal Quarter, Consolidated Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

                           Period                                 Amount
                         ----------                              --------
                  Fiscal Quarter ending January 1, 2000    $101,500,000

                  Each Fiscal Quarter thereafter           $101,500,000 plus
                                                           $2,500,000 for each
                                                           additional Fiscal
                                                           Quarter after January
                                                           1, 2000

                  (b) By deleting Section 10.3.4 of the Loan Agreement and by substituting the following new Section 10.3.4 in lieu thereof:

                                    10.3.4.          Consolidated         Funded
                  Debt/Consolidated  EBITDA.  Maintain,  as of the  end of  each
                  Fiscal Quarter, a ratio of Consolidated Funded Debt /Consolidated EBITDA of not more than the ratio shown below for the applicable period corresponding thereto:

                           Period                                    Ratio
                         ----------                                ---------
                  Four Fiscal Quarters ending January 1, 2000    4.50 to 1.00

                  Four Fiscal Quarters ending April 1, 2000      5.00 to 1.00

                  Four Fiscal Quarters ending July 1, 2000       4.75 to 1.00

                  Four Fiscal Quarters ending
                  September 30, 2000                             4.25 to 1.00

                  Each Fiscal Quarter after September 30, 2000   4.00 to 1.00
                  based upon the immediately preceding 4
                  Fiscal Quarters


         3. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by each Borrower in favor of Agent are duly perfected, first priority security interests and liens.

         4. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrowers; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof, except to the extent any representation or warranty specifically relates to an earlier date.

         5. Amendment Fee; Expenses of Agent. In consideration of Agent's and Lenders' willingness to enter into this agreement, Borrowers, jointly and severally agree to pay Agent, for the pro-rata benefit of the Lenders, an amendment fee in the amount of $35,000 on the date hereof. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         6. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         7. Successors  and  Assigns.   This Amendment shall be binding upon and
inure to the benefit of the parties hereto and their respective successors and assigns.

         8. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         9. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         10. Further Assurances. Each Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         11. Section Titles.   Section  titles  and  references  used  in   this
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         12. Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby release, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent and Lenders arising under or in connection with any of the Loan Documents or otherwise.

         13. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                   BORROWERS:

ATTEST:                            TROPICAL SPORTSWEAR INT'L CORPORATION


/s/ Regina M. Ifland               By:      /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                   Title:   Executive Vice President



ATTEST:                            TROPICAL SPORTSWEAR COMPANY, INC.



/s/ Regina M. Ifland               By:      /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                   Title:   Executive Vice President



ATTEST:                            SAVANE INTERNATIONAL CORP.
                                   (f/k/a Farah Incorporated)


/s/ Regina M. Ifland               By:      /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                   Title:   Executive Vice President


[Signatures continued on the following page]

ATTEST:                            APPAREL NETWORK CORPORATION


/s/ Regina M. Ifland               By:      /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                   Title:   Executive Vice President




                                   LENDERS:

                                   FLEET CAPITAL CORPORATION

                                   By:      /s/ Elizabeth L. Waller
                                   Title:   Senior Vice President


                                   BANC OF AMERICA COMMERCIAL CORPORATION


                                   By:      /s/ Andrea G. Jackson
                                   Title:   Vice President



                                   FIRST UNION NATIONAL BANK


                                   By:      /s/ John T. Trainor
                                   Title:   Vice President


                                   DEUTSCHE FINANCIAL SERVICES CORPORATION

                                   By:      /s/ Pamela D. Petrick
                                   Title:   Vice President


                                   AGENT:

                                   FLEET CAPITAL CORPORATION,
                                   as Agent


                                   By:      /s/ Elizabeth L. Waller
                                   Title:  Senior Vice President